Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9593%



        Excess Protection Level
          3 Month Average  4.80%
          July, 1998  5.05%
          June, 1998  4.60%
          May, 1998  4.77%


        Cash Yield                                  18.75%


        Investor Charge Offs                        5.14%


        Base Rate                                   8.56%


        Over 35 Day Delinquency                     4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,743,527,208.32